Exhibit 10.15

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[        ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
	J	1	6

2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00003		25 July 2011	SEE SCHEDULE
6. ISSUED BY	CODE	N00421	7. ADMINISTERED BY (If other than item 6)	CODE	S3605A
DCMA DAYTON
NAVAL AIR WARFARE CENTER AD (PAX)			AREA C, BUILDING 30
CODE 2.5.1.9 - BLDG 441			1725 VAN PATTON DRIVE
21983 BUNDY RD			WRIGHT-PATTERSON AFB OH 45433-5302
PATUXENT RIVER MD 20670

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) ERAPSCO DAVID JOST 4578 EAST PARK 30 DR COLUMBIA CITY IN 46725-8869			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MOD. OF CONTRACT/ORDER NO. N00421-11-C-0030
		X	10B. DATED (SEE ITEM 13) 08-Apr-2011
CODE 0CCL9	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer	☐ is extended,	☐ is not extended.
Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

        (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDERIS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority)
Mutual agreement of the parties
E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: leitchj118144

The purpose of this modification is to add revised delivery schedule P00003 and incorporate Deviation(s) D-0030-2 and D-0030-1R1 to contract N00421-11-C-0030. In consideration for these Deviations, Sparton has agreed to add 48 AN/SSQ-53F sonobuoys to Lot 68 of the contract.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Gregory T. Blew
Mark Belyea, Contract Manager		TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Mark Belyea	25 July 2011	BY /s/ Gregory T. Blew	25 July 2011
(Signature of person authorized to sign)		(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04	STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84		Prescribed by GSA
FAR (48 CFR) 53.243

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0027 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0027					$	[	]
Consideration FFP FOB: Destination

				NET AMT	$	[	]

SUBCLIN 0027AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY		UNIT	UNIT PRICE	AMOUNT
0027AA		[	]	Each		$	[	]
AN/SSQ-53F Sonobuoys FFP [ ] AN/SSQ-53Fsonobuoys FOB: Destination

					NET AMT	$	[	]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0027:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 0027AA:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

SECTION F - DELIVERIES OR PERFORMANCE

The following have been added by full text:

REVISE DELIVERY SCHED P00003

Revised Delivery Schedule P00003

AN/SSQ-36B Sonobuoy

Delivery Date	Lot #	Place of Performance	CLIN 0001 Production Units		CLIN 0001 Test Samples		Lot Size
4/7/2012	1	Sparton	[	]	[	]	[	]
8/23/2012	2	Sparton	[	]	[	]	[	]
1/7/2013	3	Sparton	[	]	[	]	[	]
TOTAL:			[	]	[	]	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

AN/SSQ-53F Sonobuoy

Delivery Date	Lot #	Place of Performance	CLIN 0005AA PU		CLIN 0005AA TS		CLIN 0005AB PU		CLIN 0005AB TS		CLIN 0005AC PU		CLIN 0006AA PU		CLIN 0006AB PU		CLIN 0027AA PU		Lot Size
4/7/2012	1	USSI	[	]	[	]													[	]
4/19/2012	51	Sparton	[	]	[	]													[	]
5/1/2012	2	USSI	[	]	[	]													[	]
5/13/2012	52	Sparton	[	]	[	]													[	]
5/25/2012	3	USSI	[	]	[	]													[	]
6/6/2012	53	Sparton	[	]	[	]													[	]
6/18/2012	4	USSI	[	]	[	]													[	]
6/30/2012	54	Sparton	[	]	[	]													[	]
7/12/2012	5	USSI	[	]	[	]													[	]
7/24/2012	55	Sparton	[	]	[	]													[	]
8/5/2012	6	USSI	[	]	[	]													[	]
8/17/2012	56	Sparton	[	]	[	]													[	]
8/29/2012	7	USSI	[	]	[	]													[	]
9/10/2012	57	Sparton	[	]	[	]													[	]
9/22/2012	8	USSI	[	]	[	]													[	]
10/4/2012	58	Sparton	[	]	[	]													[	]
10/16/2012	9	USSI	[	]	[	]													[	]
10/28/2012	59	Sparton	[	]	[	]													[	]
11/9/2012	10	USSI	[	]	[	]													[	]
11/21/2012	60	Sparton	[	]	[	]													[	]
12/3/2012	11	USSI	[	]	[	]													[	]
12/15/2012	61	Sparton	[	]	[	]													[	]
12/27/2012	12	USSI	[	]	[	]													[	]
1/8/2013	62	Sparton	[	]	[	]													[	]
1/20/2013	13	USSI	[	]	[	]													[	]
2/1/2013	63	Sparton	[	]	[	]													[	]
4/7/2013	14	USSI	[	]	[	]							[	]					[	]
2/25/2013	64	Sparton	[	]	[	]													[	]
3/9/2013	65	Sparton	[	]	[	]													[	]
3/21/2013	66	Sparton	[	]	[	]	[	]	[	]									[	]
4/2/2013	67	Sparton	[	]	[	]	[	]	[	]	[	]							[	]
4/7/2013	68	Sparton	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]
TOTAL:			[	]	[	]	[	]	[	]	[	]			[	]	[	]

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

AN/SSQ-62E Sonobuoy

Delivery Date	Lot #	Place of Performance	CLIN 0009 Production Units		CLIN 0009 Test Samples		Lot Size
4/7/2012	1	USSI	[	]	[	]	[	]
5/30/2012	51	Sparton	[	]	[	]	[	]
7/22/2012	2	USSI	[	]	[	]	[	]
9/13/2012	52	Sparton	[	]	[	]	[	]
11/5/2012	3	USSI	[	]	[	]	[	]
12/28/2012	53	Sparton	[	]	[	]	[	]
2/19/2013	4	USSI	[	]	[	]	[	]
4/7/2013	54	Sparton	[	]	[	]	[	]
TOTAL:			[	]	[	]	[	]

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

EXHIBITS AND ATTACHMENTS

Exhibit A – Contract Data Requirements List (CDRL):

CDRL	Description
A001	Design Data and Calculations
A002	Test Plan
A003	Test/Inspection Report
A004	Failure Analysis and Corrective Action Report
A005	Engineering Change Proposal
A006	Request for Deviation
A007	Request for Waiver
A008	Quality System Plan
A009	Photographic Requirements
A00A	Bar Code Identification Report
A00B	Test Scheduling Report (90 Day Forecast)
A00C	Scientific/Technical Report (Deviation Summary)
A00D	Status Report (Monthly Status Report)
A00E	Production Status Report (IBP PP Questionnaire)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

A00F	Test/Inspection Report (Q-53F Calibration data)
A00G	Operations Security (OPSEC) Plan

Attachments:

1	Production Sonobuoy Specification (PSS) for Bathythermograph Transmitting Set AN/SSQ-36B and Sonobuoys AN/SSQ-53F, 62E, 77C and 101A Oct 2008 (Revised 17 Mar 2011 REV A, CHG 1

2	PSS Appendix A Launcher Container, “A” Size Sonobuoy LAU-126/A “A” Size Sonobuoy Launcher Container (SLC) Rev. A, Change 0 dated 14 August 2009

3	PSS Appendix B Sonobuoy Decelerator Effective Drag Area, Ballistic Coefficient and Parachute Construction Requirements dated 1 October 2008

4	PSS Appendix C Production Sonobuoy Program Marking Requirements dated 3 Mar 2011, REV B, CHG0

5	PSS Appendix D Product Assurance Requirements for Sonobuoy Procurements dated 3 Mar 2011 REV A, CHG1

6	PSS Appendix E Requirements for the Sonobuoy Command Function Selection System Rev. A, Change 0 dated 14 August 2009

7	PSS Appendix F Hazards of Electromagnetic Radiation to Ordnance (HERO) Certification Requirements for Production and Development Sonobuoys dated 1 October 2008

8	PSS Appendix G Pallet Loading Requirements dated 1 October 2008

9	PSS Appendix H Sonobuoy Requirements for the Control of Radiated Electromagnetic Interference (EMI) Rev. A, Change 0 dated 14 August 2009

10	Contract Security Classification Specification (DD Form 254)

11	Standard Operating Procedure for Laboratory & Ocean Testing of Sonobuoys, SLCs and Associated Packaging (4.5.14-SOP-004 REV E, CHG 0) dated 1 October 2008

12	Open Ocean Test Defect Criteria (4.5.14-SOP-005 REV A, CHG 2) dated 1 September 2009

13	Reserved

14	Reserved

15	GPS Sonobuoy Requirement for Analog VHF Uplink Rev. C dated 25 September 2006

16	Reserved

17	Air Antisubmarine Warfare (ASW) Configuration Management Plan (PMA264-CMP REV-, CHG 0) dated July 2009

18	Subcontracting Plan (USSI)

19	Subcontracting Plan (Sparton)

20	COR Appointment Letter (Kimble)

21	COR Appointment Letter (Perry)

22	Request for Deviation D-0030-2 (Approved 07/01/11)

23	Request for Deviation D-0030-1R1 (Approved 07/01/11)

Drawings and Data Lists:	Description
NAVSEA Drawing 7375874 No Rev.	Base, Bayonet
NAVAIR Drawing 1458AS202 Rev. C	Container assembly, sonobuoy, unsealed, CNU/239E
NAVAIR DL 1458AS202 No Rev.	Data List for Drawing 1458AS202
NAVSEA DL 7375860 No Rev.	Data List 36 and 48 Unit Pallet Assembly
NAVSEA Drawings 7375861 – 7375876 No. Rev.	36 and 48 Unit Pallet Assembly
NAVAIR Drawing 3065AS100 Rev. A	‘A’ Size Store Launch Container
ASTM D3953	Standard Specification for Strapping, Flat Steel and Seals

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[    ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

N00421-11-C-0030

(leitchj118144)

DIDs may be accessed electronically at the following website:

http://assist.daps.dla.mil/quicksearch/

(End of Summary of Changes)

[    ] CONFIDENTIAL TREATMENT REQUESTED BY SPARTON CORPORATION.